UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2006
Progress Software Corporation
(Exact name of registrant as specified in its charter)
Commission file number: 0-19417

Massachusetts	04-2746201
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition
On December 18, 2006, we issued a press release announcing that, after the close of business, we had filed with the Securities and Exchange Commission our amended annual report on Form 10-K/A for the fiscal year ended November 30, 2005, our amended quarterly report on Form 10-Q/A for the fiscal quarter ended February 28, 2006 and our quarterly reports on Form 10-Q for each of the fiscal quarters ended May 31, 2006 and August 31, 2006. The press release included selected restated financial results for our fiscal years ended November 30, 2003, November 30, 2004 and November 30, 2005 and our first fiscal quarter ended February 28, 2006. The press release also included selected financial results for our second fiscal quarter ended May 31, 2006 and our third fiscal quarter ended August 31, 2006. A copy of this press release is furnished as Exhibit 99.1 to this report. The information under the heading “Restated Financial Results” in the press release and in Exhibit A to the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of ours, whether made before or after the date of this report, regardless of any general incorporation language in the filing.
On December 20, 2006, we issued a press release announcing financial results for our fourth fiscal quarter ended November 30, 2006. A copy of this press release is furnished as Exhibit 99.2 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of ours, whether made before or after the date of this report, regardless of any general incorporation language in the filing.
Section 8 — Other Events
Item 8.01 Other Events
On December 18, 2006, we issued a press release announcing several key findings of the Special Committee of our Board of Directors conducting an internal investigation into our historical stock option practices and related accounting. A copy of this press release is furnished as Exhibit 99.1 to this report. The information in the press release (other than the information under the heading “Restated Financial Results” in the press release and in Exhibit A to the press release) is incorporated herein by reference.
On December 20, 2006, we issued a press release announcing that Michael L. Mark, who is currently serving as an independent member of our Board of Directors, was appointed as the Non-Executive Chairman of our Board of Directors and that Charles F. Kane, a member of our Board of Directors, was appointed as the Chairman of the Audit Committee of our Board of Directors. A copy of this press release is furnished as Exhibit 99.2 to this report.
As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on June 27, 2006, we received written notice on June 23, 2006 that the Boston, Massachusetts office of the Securities and Exchange Commission was conducting an informal inquiry into our option-granting practices. On December 19, 2006, the Securities and Exchange Commission informed us that it had issued a formal order of investigation.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
     99.1 Press Release dated December 18, 2006
     99.2 Press Release dated December 20, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2006	Progress Software Corporation

	By:	/s/ Norman R. Robertson

Senior Vice President, Finance and Administration and Chief Financial Officer